Exhibit 10.44

                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into by and between Apollo International of Delaware, Inc., a Delaware corporation (the "Company"), and the person whose name appears on the signature page attached thereto (individually a "Holder" and, together with the holders of other Notes (defined below) of the Company, hereinafter described as the "Holders").

                                   RECITALS:

        WHEREAS, Holder has made a loan (the "Loan") to the Company evidenced by a loan and security agreement (the "Loan Agreement") and a secured convertible promissory note (the "Note"); and

        WHEREAS, Holder's Loan is part of an aggregate of approximately $1,000,000 loaned to the Company by other participating lenders in varying principal amounts on the same terms and conditions as Holder's Loan, with each participating lender entering into a loan and security agreement with the Company and receiving a secured convertible promissory note (which notes, together with Holder's Note, are hereinafter referred to collectively as the "Notes"); and

        WHEREAS, the Holder's Note is convertible into shares of the Company's common stock, $.01 par value (the "Common Stock") at a conversion price of $3.25 (the "Conversion Price"), commencing ninety days (90) from the date of the Note; and

        WHEREAS, pursuant to the terms of the Loan Agreement, the Company has agreed to enter into this Agreement and grant to the Holder the registration rights herein.

        NOW, THEREFORE, in consideration of the Loan and the mutual covenants contained herein, the Company hereby agrees as follows:

        1. RECITALS. The foregoing recitals are true and correct and are incorporated herein by this reference.

        2. CERTAIN DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

           "COMMISSION" shall mean the Securities and Exchange Commission.


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           "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

           "EXISTING SHAREHOLDERS" shall mean those persons and entities holding Common Stock or securities convertible into or exercisable for Common Stock of the Company.

           CLOSING DATE" shall mean the date of the Note.

           "REGISTRABLE STOCK" shall mean the shares of Common Stock issuable and issued upon conversion of the Note, excluding Common Stock (a) which has been included a registration statement filed with the Commission under the Securities Act and declared effective by the Commission, or (b) which could be, in the opinion of counsel to the Company, publicly sold as of the date in question pursuant to Rule 144 under the Securities Act.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

           "CONVERSION SHARES" shall mean the Common Stock issuable or issued upon the conversion of the Note.

         3. DEMAND REGISTRATION.

            (a) At any time commencing on July 11, 1999 and terminating on a date that is three (3) years from and after the date of this Agreement, provided the Company has not effected a registration of the Registrable Stock under the Securities Act, the Holders of not less than $500,000 in original principal amount of the Notes (the "Initiating Holders") may request in writing (the "Request") that the Company use its reasonable best efforts to register under Rule 415 of the Securities Act all or any portion of the Registrable Stock held by such Initiating Holders provided that the shares of Registrable Stock for which such registration has been requested shall constitute at least 50% of the total number of shares of Registrable Stock. Within twenty (20) days after receipt of the Request, the Company shall give written notice of such requested registration to all other Holders who were not parties to the Request. The Company will include in such registration pursuant to this Section 3 (subject to allocation as set forth in this Section 3) in addition to the Registrable Stock specified in the Request all other Registrable Stock with respect to which the Company has received written requests for inclusion within ten (10) days after the Company's mailing of such notice.

            (b) The Company's obligation to register Registrable Stock pursuant to this Section 3 shall in all cases be subject to the following limitations and qualifications:

                (i) The Company: (A) shall be required to effect only one such registration pursuant to this Section 3 and (B) shall not be obligated to file a

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registration statement at any time if a special audit of the Company would be required by the rules and regulations of the Commission; and

                (ii) The Company shall be entitled to postpone for a reasonable period of time not to exceed 180 days, the filing of any registration statement if it determines that such registration would materially interfere with any pending financing, acquisition, corporate reorganization or other material transaction involving the Company, or would be seriously detrimental to the Company and its shareholders, and promptly notifies the Holders of such determination and the reasons therefor. In the event of such postponement, the Company shall bear the cost of a special audit of the Company if required by the rules and regulations of the Commission as a result of such postponement.

            (c) The Company shall be entitled to include in any registration statement referred to in this Section 3, shares of Common Stock to be sold by Existing Shareholders.

         4. INCIDENTAL REGISTRATION.

            (a) If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except in connection with registration statements on Forms S-4, Form S-8 or another form not available for registering the Registrable Stock for sale to the public), and provided the managing underwriter for the proposed offering, if any, advised the Company that the inclusion of the Registrable Stock in such registration statement would not jeopardize the successful marketing of the Company's securities, in the managing underwriter's exercise of reasonable judgment, then the Company shall at such time give prompt written notice to the Holder of its intention to effect such registration setting forth a description of intended method of distribution and indicating Holder's right under such proposed registration, and upon the request of the Holder delivered to the Company within twenty (20) days after giving such notice (which request shall specify the Registrable Stock intended to be disposed of by the Holder), the Company shall include such Registrable Stock held by the Holder and requested to be included in such registration, subject to any underwriter's cutback or lock-up of the Registrable Stock which such underwriters may unilaterally impose.

            (b) If, at any time after giving such written notice of the Company's intention to register any of the Registrable Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to file the registration statement wherein the Registrable Stock would be registered or to delay the registration of such Registrable Stock, at its sole election, the Company may give written notice of such determination to the Holders and thereupon shall be relieved of its obligation to register any Registrable Stock issued or issuable in connection with such registration (but not from its obligation to pay

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registration expenses in connection therewith or to register the Registrable
Stock in a subsequent registration).

            (c) The Company shall not be required to include any of the Registrable Stock in the registration statement relating to an underwritten offering of the Company's securities unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, if any (provided such terms are usual and customary for selling stockholders) and the Holder agrees to execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

            (d) The Company may, in its sole discretion and without the consent of the Holder, withdraw such registration statement and abandon the proposed offering in which the Holder had requested to participate, but such abandonment shall not preclude subsequent request for registration pursuant to this Section 3.

        5. EXPIRATION OF REGISTRATION RIGHTS. The obligations of the Company to register shares of the Registrable Stock under Section 3 and Section 4 of this Agreement shall terminate on the date that is three (3) years from and after the date of this Agreement, unless such obligations terminate earlier in accordance with the terms of this Agreement.

        6. COOPERATION WITH THE COMPANY. The Holder will cooperate with the Company in all respects in connection with this Agreement, including, without limitation, timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Stock.

        7. EXPENSES. All expenses incurred by the Company in registering the Registrable Stock, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of any counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance ("Registration Expenses") shall be borne by the Company. However, Registration Expenses shall not include expenses of counsel for the Holder, any underwriting discounts, selling commissions and underwriter expense reimbursement allowances applicable to the sale of the Registrable Stock ("Selling Expenses"). The Company will pay all Registration Expenses in connection with each registration of the Registrable Stock pursuant to the provisions of this Agreement. All Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

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        8. INDEMNIFICATION AND CONTRIBUTION.

           (a) COMPANY INDEMNITY. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to the provisions of this Agreement, the Company shall indemnify and hold harmless, to the extent permitted by law, the Holder, each underwriter of such Registrable Stock thereunder and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to the provisions of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, and expense or action; provided that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon: (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; or (ii) the Holder's failure to deliver a copy of the final prospectus as then amended or supplemented after the Company has furnished the Holder with a sufficient number of copies of the same, but only if delivery of same is required by law and the same would have cured the defect giving rise to any such loss, claim, damage, liability or expense.

           (b) HOLDER INDEMNITY. In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to the provisions of this Agreement, the Holder will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement under which such Registrable Stock was registered under the Securities Act pursuant to the provisions of this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary

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to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damages, liability, expense or action; provided that such Holder will be liable hereunder in an amount not to exceed the net proceeds received by such seller in the sale of its Registrable Stock pursuant to such registration statement and, in any such case, if and only to the extent that any such loss, claim, damage, liability, expense or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder furnished in writing to the Company by such Holder specifically for use in such registration statement or prospectus.

           (c) NOTICE; RIGHT TO DEFEND. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party, in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any such liability and shall only relieve it from any liability which it may have to such indemnified party if such indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party under this Section 8 to such effect, the indemnifying party shall not be liable for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

           (d) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) the Holder of Registrable Stock exercising rights under this Agreement, or any controlling person of the Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of the Holder or any such controlling person in circumstances for which indemnification is provided under this Section 8, then, and in

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each such case, the Company and the Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement (in an amount in any case not to exceed the net proceeds received by such Holder in the sale of its Registrable Stock pursuant to such registration statement), and the Company is responsible for the remaining portion; provided that, in any such case, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

           (e) SURVIVAL OF INDEMNITY. The indemnification provided by this Agreement shall be a continuing right to indemnification and shall survive the registration and sale of any Registrable Securities by any person entitled to indemnification hereunder and the expiration of this Agreement.

        9. WAIVER. No waiver by any party of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

        10. NOTICES. All notices and other communications pursuant to this Agreement shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized, overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)  if to Parent, to:

                 Apollo International of Delaware, Inc.
                 6542 N. U.S. Highway 41, Suite 215
                 Apollo Beach, FL 33572
                 Attention:  David W. Clarke
                 Telephone:  813-645-7677
                 Telecopier:  813-645-8611

            (b) if to the Holder, to the address et forth below the Holder's signature on the last page of this Agreement.

Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three (3) days after so mailed, when telecopied shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when delivered.

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        11. CONVERSIONS. The Company shall not be obligated to use its reasonable best efforts to effect any registration of Registrable Stock issuable in respect of the Note unless it has received a written agreement satisfactory to it that such Note is to be converted to Common Stock prior to or upon effectiveness of the related registration statement.

        12. INVALIDITY OF PROVISIONS. If any provisions of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

        13. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto in respect of the subject matter hereof, and supersedes all prior negotiations and understandings, oral or written, between the parties with respect to the subject matter hereof.

        14. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Facsimile signatures hereon shall have the same legal force and effect as original signatures.

        15. SUCCESSORS AND ASSIGNS. This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees and personal and other representatives.

        16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                             APOLLO INTERNATIONAL OF
                                             DELAWARE, INC.

                                             By:___________________________
                                             Print Name:___________________
                                             Its:__________________________

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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 [CONTINUATION OF SIGNATURE PAGE
TO REGISTRATION RIGHTS AGREEMENT]

                                            HOLDER

                                            ___________________________
                                                    (Signature)

                                            ___________________________
                                                    (Print Name)

                                            ___________________________
                                                   (Print Title)*

                                            ___________________________
                                              (Print Name of Company)*

                                            ___________________________

                                            ___________________________
                                                  (Print Address)

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*If an entity.